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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 22, 2005

                                 TECHLABS, INC.
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             (Exact name of registrant as specified in its charter)

        FLORIDA                  000-26233                65-0843965
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    State or other              (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)

               8905 KINGSTON PIKE, SUITE 307, KNOXVILLE, TN 37923
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                   (Address of executive offices and Zip Code)

       Registrant's telephone number, including area code: (215) 243-8044

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

     On February 22, 2005, the Company issued a press release regarding its plans to begin marketing a new proprietary natural supplement line under its subsidiary Siren Labs, Inc. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 Press Release issued February 22, 2005 regarding its plans to begin marketing a new proprietary natural supplement line under its subsidiary Siren Labs, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Eline Entertainment Group, Inc.

Date: February 22, 2005                          By: /s/ Jayme Dorrough
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                                                     Jayme Dorrough, President